UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 21 [X]

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940
POST-EFFECTIVE AMENDMENT NO. 24 [X]

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 North State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices)

Registrant's Telephone Number - (360) 734-9900

Nicholas Kaiser, President
1300 North State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
[X] Immediately upon filing pursuant to paragraph (b)
[ ] on _______ pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on _________ pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on _______ pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
[X] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE
This Post-Effective Amendment is the annual update to Amana Mutual Fund Trust's Registration Statement. It includes financial information updated for the fiscal year ended May 31, 2004. There are no material changes requiring disclosure update.

Cross Reference Sheet
Form N-1A

Item

1.	Part A (a) Front Cover Page (b) Back Cover Page	Prospectus Cover Page (when folded, constitutes both front and back)
2.	Risk/Return Summary	A Quick Look at Amana
3.	Fee Table	Fees and Expenses
4.	(a) Investment Objectives (b) Principal Investment Strategies (c) Risks	Investment Objectives Investment Strategies Risks
5.	Management's Discussion of Performance	Not applicable (in Annual Report)
6.	(a) Management (b) Capital Structure	Investment Adviser Consultants Not applicable (no restrictions)
7.	Shareowner information (a) Pricing of Fund Shares (b) Purchase of Fund Shares (c) Redemption of Funds Shares (d) Dividends and distributions (e) Tax Consequences	Pricing of Fund Shares How to Buy Shares How to Redeem Shares Dividends Tax Information
8.	Distribution arrangements	Distribution Plan
9.	Financial Highlights Information	Financial Highlights
	Part B	Statement of Additional Information
10.	Cover Page & Table of Contents	Cover Page Table of Contents
11.	Trust History	Trust History
12.	Fund Descriptions, Investments and Risks	Fund Descriptions, Investments and Risks
13.	Management of the Trust	Management of the Trust
14.	Control Persons and Principal Holders of Securities	Principal Holders of Securities
15.	Investment Advisory and Other Services	Investment Advisory and other Services
16.	Brokerage Allocation and Other Practices	Brokerage Allocation
17.	Capital Stock and Other Securities	Capital Stock
18.	Purchase, Redemptions and Pricing of Securities Being Offered	Purchase, Redemption and Pricing of Shares
19.	Taxation of the Trust	Taxation of the Trust
20.	Underwriters	Not applicable
21.	Calculations of Performance Data	Calculation of Performance Data
22.	Financial Statements	Financial Statements

Part C
23.	Exhibits	Exhibits
24.	Control Persons	Persons Controlled by or Under Common Control with Registrant
25.	Indemnification	Indemnification
26.	Business and other Connections	Business and Other Connections of Investment Adviser
27.	Principal Underwriters	Principal Underwriters
28.	Records	Location of Accounts and Records
29.	Management Services	Management Services
30.	Undertakings	Undertakings

PART A

PROSPECTUS

AMANA
MUTUAL FUNDS TRUST

Additional information about each Fund's investments and operations is available in the Funds' annual and semi-annual shareowner reports. The Trusts' annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. A Statement of Additional Information contains more details, and is incorporated in this Prospectus by reference.

These documents and other information are available without charge, upon request, and shareowners may make inquiries, from:

(graphic omitted)

1300 N. State Street
Bellingham, Washington 98225

http://www.amanafunds.com

888-73-AMANA
[888-732-6262]

Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington DC (call 202/942-8090 for information). Reports and other information about the Trust are also available on the SEC's EDGAR database (http://www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC 20549-0102.
Amana's Investment Company Act file number is 811-4276.

AMANA
MUTUAL FUNDS TRUST

GROWTH FUND

INCOME FUND

Investments are consistent with Islamic principles. There are no sales or redemption charges or fees.

Please read this Prospectus and keep it for future reference. It is designed to provide important information and to help investors decide if Fund goals match their own.

The Securities and Exchange Commission or any state securities authority has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PROSPECTUS
August 18, 2004

A Quick Look at Amana

Fund Investment Goals
Growth Fund	-- long-term capital growth
Income Fund	-- current income and preservation of capital

Principal Investment Strategies
The Funds invest only in equity securities, including foreign securities, in pursuit of these goals. Investment decisions are made in accordance with Islamic principles. The Funds diversify their investments across industries and companies, and generally follow a value investment style. The Growth Fund favors middle and smaller companies expected to grow earnings and stock prices faster than the economy. The Income Fund purchases only dividend-paying companies, which are expected to have more stable stock prices.

Principal Risks of Investing in the Funds

The value of Fund shares rise and fall as the value of the stocks in which the Fund invests goes up and down. Only consider investing in the Funds if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Funds’ invest. The Funds’ restricted ability to invest in certain market sectors, such as financial companies and fixed-income securities, limits opportunities and may increase the risk of loss during economic downturns. The smaller and less seasoned companies in the Growth Fund have greater risk of price volatility. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken. Because Islamic principles preclude the use of interest-paying instruments, the Funds do not maximize current income because reserves remain in cash.

Variability of Returns

These bar charts and tables provide an indication of the risks of investing in the Funds by showing changes in Fund performance from year to year and by showing how each Fund’s average annual returns compare to those of a broad-based market index. A Fund’s past performance (before and after taxes* - see below) is not necessarily an indication of how a Fund will perform in the future.

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. These after-tax illustrations are not relevant to retirement plan, corporate, trust or other investors taxed at special rates. In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed credit against other income.

Amana Growth Fund Annual Average Total Returns

35.04%	4.25%	18.18%	16.80%	99.42%	-14.48%	-14.75%	-25.17%	33.96%
1995	1996	1997	1998	1999	2000	2001	2002	2003

Amana Growth Fund Annual Average Total Returns
for the years ending December 31, 2003	1 Year	5 Years	Since inception 2/3/94
Return before taxes	33.96%	7.83%	10.34%
Return before taxes on distributions+	33.96%	7.64%	10.11%
Return after taxes and sale of Fund shares	22.07%	7.63%	10.08%
Russell 2000*	46.91%	6.93%	7.81%

*The Russell 2000 Index® is a widely recognized, unmanaged index of common stock prices of 2000 mid- and smaller-market capitalization companies.

Note: 2004 year-to-date return is +5.5% (December 31, 2003 through quarter ending June 30, 2004).
Highest return for a quarter was +62.7% (quarter ending December 31, 1999).
Lowest return for a quarter was -18.7% (quarter ending September 30, 2002).

Amana Income Fund Annual Average Total Returns

-6.46%	27.46%	12.39%	24.54%	14.07%	8.68%	3.90%	-11.39%	-15.85%	28.56%
1994	1995	1996	1997	1998	1999	2000	2001	2002	2003

Amana Income Fund Annual Average Total Returns
for the years ending December 31, 2003	1 Year	5 Years	10 Years
Return before taxes	28.56%	1.60%	7.50%
Return before taxes on distributions+	28.09%	0.38%	6.03%
Return after taxes and sale of Fund shares	18.75%	0.49%	5.26%
S&P 500 Index*	28.37%	-.57%	11.05%

*The S&P 500 ® is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Note: 2004 year-to-date return is +1.6% (December 31, 2003 through quarter ending June 30, 2004).
Highest return for a quarter was +16.4% (quater ending December 31, 2003).
Lowest return for a quarter was -16.5% (quarter ending September 30, 2002).

Investment Information

Shareowners receive a financial report showing the investment returns, portfolios, income and expenses of each Fund every six months. Investors may obtain current share prices daily in some newspapers, by calling 888-73-AMANA, on electronic quotation systems (symbols: AMAGX [Growth Fund] and AMANX [Income Fund]), and on the Internet at www.amanafunds.com. Porfolio holdings are provided each month-end on the Internet (see the SAI for a description of Fund portfolio disclosure policies).

Fees and Expenses
This table describes the fees and expenses that Growth Fund and Income Fund shareowners may pay. There are no shareowner fees (fees paid directly from an investment). The Funds impose no sales charge (load) on purchases or reinvested dividends, or any deferred sales charge (load) upon redemption. There are no exchange fees, redemption fees, or account fees. There are no fees charged to retirement plan accounts. There is a 2% penalty for redemptions within 14 calendar days and a fee for any outgoing bank wires. The following table illustrates operating expenses of the Funds for the fiscal year ending May 31, 2004.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

	GROWTH	INCOME
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees (estimated)	0.21%	0.21%
Other Expenses	0.59%	0.56%
Total Annual Fund Operating Expenses	1.75%	1.72%

Expenses Example
The example below is intended to help investors compare the cost of investing in an Amana Fund with the cost of investing in other mutual funds.

The Example assumes an investor invests $10,000 in a Fund for the years indicated and then redeems at the end of those years. The Example also assumes that the investment has a 5% net return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor’s cumulative expenses would be:

	GROWTH	INCOME
1 year total	$184	$180
3 years total	$569	$559
5 years total	$979	$963
10 years total	$2,122	$2,089

Investment Objectives

The primary objective of the Growth Fund is long-term capital growth, consistent with Islamic principles. The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

There can be no guarantee that the particular investment objectives of either Fund will be realized.

Investment Strategies

Amana Mutual Funds Trust is designed to provide investment alternatives that are consistent with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is not permitted by Islamic principles. Some of the businesses not permitted are liquor, wine, casinos, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

The Funds do not make any investments that pay interest. In accordance with Islamic principles, the Funds shall not purchase bonds, debentures, or other interest paying obligations of indebtedness.

These criteria limit investment selection and income-earning opportunities more than is customary for other mutual funds.

The Adviser, Saturna Capital Corporation, selects investments. To insure that investments meet the requirements of the Islamic faith, the Adviser has a consulting agreement on Islamic issues with the Fiqh Council of North America (FCNA), a non-profit organization serving the Muslim community.

The policy of the Income Fund is to invest at least 80% of its assets in income-producing equity securities, such as dividend-paying common stocks. Some assets may be held as cash to cover short-term needs such as redemptions and for temporary defensive purposes.

Under normal circumstances, it is the policy of the Growth Fund to invest at least 80% of assets in common stocks. The Adviser of the Growth Fund selects investments primarily on past earnings and revenue growth rates and the expectation of increases in earnings and share price.

Both Funds favor companies trading for less than the Adviser’s assessment of intrinsic value, which typically means companies with relatively low price/earning multiples, strong balance sheets and proven businesses. To the extent the Funds invest in foreign securities, they invest only in foreign securities available for trading and settlement in the United States, primarily in American Depositary Receipts.

Both Funds seek to minimize potential current income taxes paid by shareowners, where the basic strategies to be favored are (1) infrequent trading, (2) offset capital gains with losses and (3) sell highest-cost tax-lots first.

During uncertain market or economic conditions, a Fund may adopt a temporary, defensive position. The Funds cannot invest in interest-paying instruments frequently used by other mutual funds for this purpose. When markets are unattractive, the Adviser chooses between continuing to follow the Funds’ investment policy or converting securities to cash for temporary, defensive purposes. This choice is based on the Adviser’s evaluation of market conditions and the Funds’ portfolio holdings. While cash assets do not contribute to the Income Fund’s primary objective of current income, they do assist its secondary objective of preservation of capital.

Risks

Investing in securities entails both market risks and risk of price variation in individual securities. Common stock investments involve greater risk, and commensurably greater opportunity for reward, than some other investments, such as investments in short-term bonds and money market instruments.

Islamic principles restrict the Funds’ ability to invest in certain stocks and market sectors, such as financial companies and fixed-income securities. This may limit opportunities and increase the risk of loss during market declines.

By diversifying its investments, each Fund reduces the risk of owning a few securities. The Growth Fund typically invests in smaller and less seasoned companies than the Income Fund, which may lead to greater variability in Growth Fund’s returns. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken. The Growth Fund is suitable for investors seeking higher returns and willing to accept greater fluctuations in value (risk) than Income Fund investors.

Investing in foreign securities involves risks not typically associated directly with investing in U.S. securities. These risks include fluctuations in exchange rates of foreign currencies; less public information with respect to issuers of securities; less governmental supervision of exchanges, issuers, brokers; lack of uniform accounting, auditing, and financial reporting standards. There is also a risk of adverse political, social or diplomatic developments that affect investment in foreign countries.

Investment Adviser

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225 is the Trust's investment adviser and administrator. The Adviser's wholly-owned subsidiary, Saturna Brokerage Service, Inc., is a discount brokerage firm and acts as distributor for the Trust without compensation. Founded in 1989, Saturna Capital Corporation is also the adviser to Saturna Investment Trust and to private accounts. The Adviser has about $105 million in assets under management as of June 30, 2004. For the 12 months ended May 31, 2004, each Fund paid the Adviser an advisory and administration fee of 0.95% of average daily net assets.

Mr. Nicholas Kaiser, CFA, is president and controlling shareowner of Saturna Capital Corporation. Since 1990, Mr. Kaiser has been the person primarily responsible for the day-to-day management of the Income Fund and the Growth Fund. Mr. Kaiser has managed equity mutual funds since 1976.

Islamic Consultants

The Fiqh Council of North America (FCNA), 750-A Miller Drive SE, Leesburg, Virginia 20176, acts as the religious consultant to Saturna Capital regarding issues of Islamic principles relating to the Funds. From the fee paid Saturna Capital, FCNA is paid for consulting services a fee of 0.10% annually of average daily net assets.

FCNA is a non-profit organization serving Muslim organizations and communities. FCNA, under the chairmanship of Taha Jabir Alalwani, interprets Islamic guidelines for Muslims living in North America.

Pricing of Fund Shares

Each Fund computes its price per share each business day by dividing the value of all of its securities and other assets, less liabilities, by the number of shares outstanding. The Funds compute their daily prices using market prices as of the close of trading on the New York Stock Exchange (generally 4 p.m. New York time). The Funds’ shares are not priced on the days when New York Stock Exchange trading is closed (weekends and national holidays). The price applicable to purchases or redemptions of shares of each Fund is the price next computed after receipt of a purchase or redemption order. If a market price is not readily available, a fair value price is used under procedures adopted by the Trustees. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

How to Buy Shares

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT:
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. For most accounts, we will ask for a photocopy of your driver's license or other identifying docments.

Investors may open an account and purchase shares by sending a completed application, a photocopy of an identity document, and a check for at least US $250 made payable to the Fund desired. The Trust does not accept initial orders unaccompanied by payment nor by telephone. There are no sales charges or loads. The Funds may reject purchases for any reason, such as anti-money laundering regulations which limit acceptance of third-party checks and money orders. Government-issued identity documentation is normally required to open an account. These purchase and redemption procedures may change.

Shareowners may purchase additional shares at any time in minimum amounts of $25. Once an account is open, purchases can be made by check, by electronic funds transfer, or by wire. With your authorization, purchase orders can be entered online at www.amanafunds.com.

Shareowners may authorize the use of the Automated Clearing House (“ACH”) to purchase or redeem shares by completing the appropriate section of the application. The authorization must be received at least two weeks before ACH can be used. To use ACH to purchase or redeem shares, simply call Saturna Capital.

Investors also may wire money to purchase shares, though the wiring bank typically charges a fee for this service. To enable timely processing and transaction analysis, investors wiring funds must notify Saturna Capital of the investment.

Each time shares are purchased or redeemed, a confirmation is mailed and/or e-mailed showing the details of the transaction as well as the current number and value of shares held. Share balances are computed in full and fractional shares, expressed to three decimal places.

The Trust offers several optional services, including free Individual Retirement Accounts. Other free services offered by the Funds include an automatic investment plan, a systematic withdrawal plan, internet access, educational savings accounts, zakah (Islamic charitable obligation) computation, and the right to exchange your shares without charge for any other no-load mutual fund for which Saturna Capital is the investment adviser. 401(k) plans (charges apply) are available for small and large employers. Materials describing these plans and applications may be obtained from Saturna Capital.

Shares may also be purchased and sold through broker-dealers and retirement plan administrators having agreements with the Funds. These intermediaries may charge investors and/or the Funds for their services.

How to Redeem Shares

Shareowners may redeem all or part of their investment on any business day of the Trust. The Funds pay redemptions in US dollars, and the amount per share received is the price next determined after receipt of a redemption request. The amount received depends on the value of the investments of that Fund at that day and may be more or less than the cost of the shares being redeemed.

The Funds normally pay for shares redeemed within three days after a proper instruction is received. To allow time for clearing, redemption of investments made by check or ACH may be restricted for up to 14 calendar days.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. Shares held less than 14 calendar days, including those held in omnibus accounts at intermediaries, will be assessed a 2% early-redemption penalty (payable to the Fund).

You may redeem shares by a written request and choose one of the following options for the proceeds:

  Redemption check (no minimum) sent to registered owner(s).
  Redemption check (no minimum) sent as directed if the signature(s) are guaranteed. If proceeds are to be sent to other than the registered owner(s) at the last address, the signatures on the request must be guaranteed by a national bank or trust company or by a member of a national securities exchange.
  Federal funds wire. The proceeds ($5000 minimum) may be wired to any bank designated in the request if the signature(s) are guaranteed as explained above. You will be required to describe the use of the funds being redeemed and provide other details. A wire fee of $25 is charged to your account ($35 international wires).

You may redeem shares by a telephone request and choose one of the following options for the proceeds:

  Redemption check (no minimum) sent to registered owner(s).
  ACH transfer ($100 minimum) with proceeds transferred to your bank account as designated by the ACH authorization on your application. The transfer agent must receive the ACH authorization at least two weeks before ACH transfer can be used.
  Exchange (in at least the minimum established by the Fund being purchased) for shares of any other Fund for which Saturna Capital is adviser. If the exchange is your initial investment into this Fund, the new account will automatically have the same registration as your original account.
  Federal funds wire. Proceeds ($5000 minimum) may be wired as explained above.

For telephone requests, the Funds will endeavor to confirm that instructions are genuine and may be liable for losses if they do not. The caller must provide:
  the name of the person making the request
  the name and address of the registered owner(s)
  the account number,
  the amount to be withdrawn, and
  the method for payment of the proceeds. The Funds also may require a form of personal identification. The Funds will not be responsible for the results of transactions they reasonably believe genuine.

Shareowners may also redeem by writing checks for amounts of $500 or more. Upon request, a Fund provides a small book of blank checks for a $10 fee ($25 for shareowners outside the U.S.), which may then be used to write checks to any payee. Checks are redeemed at the price next determined after receipt by the transfer agent. To use this feature, request the Check Writing Privilege on the Application.

Dividends

Each Fund intends to distribute its net investment income and net realized capital gains, if any, to its shareowners. Distributions from capital gains are paid at the end of December and May; income dividends are paid in December and May for the Income Fund and in December for the Growth Fund. As a result of its investment strategies, the Growth Fund does not expect to pay income dividends.

Both dividends and capital gains distributions are automatically reinvested in additional full and fractional shares of the Fund owned. At your option, you may receive dividends or capital gain distributions in cash. You are notified of each dividend and capital gains distribution when paid.

Tax Information

Dividends are subject to various income taxes or US withholding tax, whether they are paid in cash or reinvested in additional Fund shares, depending on the type of dividend, the type of your account, and your city, state, and country of tax residence. Income dividends paid by the Funds will normally be eligible for the lower “qualified income dividend” tax rates.

Any redemption, including exchanges and checks written by shareowners, constitutes a sale for US income tax purposes, and investors may realize a capital gain or loss on the redemption.

At the end of each calendar year, shareowners receive a complete annual statement, which should be retained for tax accounting. Saturna Capital keeps each account’s entire investment transaction history, and helps shareowners maintain the tax records needed to determine reportable capital gains and losses as well as dividend income.

Each January, the transfer agent reports to each shareowner (consolidated by US taxpayer ID, if any) and to the IRS the amount of each redemption transaction and the amount of dividends and capital gains distributions. Capital gains and dividends may also be subject to state and local taxes.

To avoid being subject to US withholding tax on dividends and redemption proceeds, US taxpayers must furnish their correct Social Security or Tax Identification Number.

Shareowners who are not US taxpayers may be subject to withholding taxes under US provisions applicable to foreign investors, unless a reduced rate or exemption is provided under a tax treaty. Capital gain distributions paid by the Funds are not subject to foreign withholding. Ask for Saturna Capital’s “Guide for International Investors.”

Distribution Plan

The Funds have distribution plans under Rule 12b-1 that allow each Fund to pay distribution and other fees for the sale of shares and services provided to shareowners. Under the plan, each Fund may pay up to 0.25% annually of its average daily net assets. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment.

Financial Highlights

These tables are to help you understand each Fund’s financial performance. The top section reflects financial results for a single Fund share. The total returns represent the rate that an investor earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions and without regard to income taxes. Tait Weller & Baker, independent auditors, audited this information. Their report and each Fund’s financial statements are in the Trust’s annual report (available free upon request from Saturna Capital).

Income Fund
	For Year Ended May 31,
	2004	2003	2002	2001	2000
Net Asset value at beginning of year Income from investment operations	$15.07	$16.63	$18.62	$18.39	$20.30
Net investment income	0.28	0.19	0.15	0.17	1.88
Net gains or losses on securities (both realized and unrealized)	2.43	(1.55)	(1.99)	0.23	(1.30)
Total from investment operations Less distributions	2.71	(1.36)	(1.84)	0.40	0.58
Dividends (from net investment income)	(0.28)	(0.20)	(0.15)	(0.17)	(1.87)
Distributions (from capital gains)	-	-	-	-	(0.62)
Total distributions	(0.28)	(0.20)	(0.15)	(0.17)	(2.49)

Net asset value at end of year	$17.50	$15.07	$16.63	$18.62	$18.39

Total Return	17.99%	(8.15)%	(9.88)%	2.17%	2.96%

Ratios / Supplemental Data
Net assets ($000), end of year	$24,760	$19,410	$20,878	$23,237	$22,004
Ratio of expenses to average net assets
Before custodian fee waiver	1.72%	1.89%	1.71%	1.57%	1.55%
After custodian fee waiver	1.71%	1.87%	1.70%	1.56%	1.54%
Ratio of net investment income to average net assets	1.71%	1.36%	0.89%	0.89%	9.25%
Portfolio turnover rate	3%	5%	8%	8%	1%
Brokerage Commissions as percentage of
Average net assets	0.01%	0.04%	0.03%	0.02%	0.01%
Principal amount of securities	0.09%	0.18%	0.18%	0.13%	0.03%

Growth Fund
	For Year Ended May 31,
	2004	2003	2002	2001	2000
Net Asset value at beginning of year Income from investment operations	$10.01	$11.10	$12.61	$14.45	$9.95
Net investment income	(0.11)	(0.11)	(0.12)	(0.11)	(0.11)
Net gains or losses on securities (both realized and unrealized)	2.44	(0.98)	(1.39)	(1.27)	4.82
Total from investment operations Less distributions	2.33	(1.09)	(1.51)	(1.38)	4.71
Dividends (from net investment income)	-	-	-	-	-
Distributions (from capital gains)	-	-	-	(0.46)	(0.21)
Total distributions	-	-	-	(0.46)	(0.21)

Net asset value at end of year	$12.34	$10.01	$11.10	$12.61	$14.45

Total Return	23.28%	(9.82)%	(11.97)%	(9.89)%	47.09%

Ratios / Supplemental Data
Net assets ($000), end of year	$32,778	$22,143	$23,965	$26,419	$23,393
Ratio of expenses to average net assets
Before custodian fee waiver	1.75%	1.96%	1.74%	1.55%	1.46%
After custodian fee waiver	1.73%	1.93%	1.73%	1.54%	1.44%
Ratio of net investment income to average net assets	(1.00)%	(1.20)%	(1.09)%	(0.90)%	(0.75)%
Portfolio turnover rate	13%	16%	8%	11%	14%
Brokerage Commissions as percentage of
Average net assets	0.05%	0.08%	0.03%	0.04%	0.06%
Principal amount of securities	0.14%	0.19%	0.15%	0.12%	0.12%

Amana Mutual Funds Trust
INVESTMENT APPLICATION

Mail application, identify photocopy and check to:	For assistance, call:
AMANA MUTUAL FUNDS TRUST	800/SATURNA or 360/594-9900
Box N, Bellingham WA 98227-0596	FAX 360/734-0755

ACCOUNT TYPE AND NAME (select only one)
__Individual	________________________________________________________________________________ __________________________
First	Middle Initial	Last
Social Security Number________________________	Date of Birth________________________
Month/Day/Year

__Joint with____________________________________________________________________________ ______________________________

First	Middle Initial	Last
Joint Owner's Social Security Number_______________________________________________
(Joint accounts are presumed to be "Joint Tenancy with Right of Survivorship" unless indicated)
__Gifts to Minor_______________________	as Custodian for ____________________________
Name of Custodian	Name of Minor
under the ________________	Uniform Transfers to Minors Act	________________	___________________________
State	Minor's Birthdate	Minor's Social Security Number
Other________________________________________________	_________________________
Indicate name of corporation, organization or fiduciary capacity. If a trust, include name(s) of trustees and date of trust instruments (corporate resolution and/or trust documents).	Tax ID Number
________________________________________________
Person(s) authorized to transact business for the above entity.
Mailing Address ____________________________________________________________________ ________________________
Street	Apt., Suite, Etc.
________________________________________________________________________________ ____________
City	State	ZIP (+4)	Country
TELEPHONE _____________________	_____________________________
Daytime	Home
CITIZENSHIP	__US	__Resident Alien	Non-Resident Alien_________________
Country
INVESTMENT SELECTION	Amana Growth Fund for $__________________
Minimum $250 per Fund	Amana Income Fund for $__________________
Make check(s) payable to each Fund selected.

INTERNET SERVICES
Personal e-mail address: _________________________________
Transaction confirmations and shareowner reports may be sent to my e-mail address:
__Instead of paper mailings (save paper and postage __In addition to paper mailings
__Please call me to establish PIN for internet access to my account.
TELEPHONE REDEMPTION PRIVILEGES
You automatically have telephone redemption by check and telephone exchange privileges unless you strike this line. Each Fund endeavors to confirm that instructions are genuine and it may be liable for losses if it does not. (Procedures may include requiring a form of personal identification. The Fund also provides written confirmation of transactions.)

ACH TELEPHONE TRANSFER PRIVILEGE
__To transfer funds by ACH at no charge to or from my (our) bank account, I (we) authorize electronic fund transfers through the Automated Clearing House (ACH) for my (our) designated US bank account. Please attach a voided check.
AUTOMATIC INVESTMENT PLAN
Invest $______ into __Growth Fund and/or $______ into __Income Fund on the ________ day of each month (the 15th unless another date is chosen) by ACH transfer from my (our) US bank account. This plan may be canceled at any time. Please attach a voided check.
CHECK WRITING PRIVILEGE	($500 per check minimum)	($10 charge per checkbook, $25 charge per checkbook outside the US)

__I (We) request the Custodian to honor checks drawn by me (us) on my (our) __Growth Fund and/or __Income Fund account subject to acceptance by the Trust, with payment to be made by redeeming sufficient shares in my (our) account. None of the custodian bank, Saturna Capital Corporation nor Amana Mutual Funds Trust shall incur any liability to me (us) for honoring such checks, for redeeming shares to pay such checks, or for returning checks which are not accepted.

__Single Signature Authority (for checkbook only) -- Joint Accounts Only: (Checks for joint accounts require both signatures unless this box is marked to authorize checks with a single signature.) By our signatures below, we agree to permit check redemptions upon the single signature of a joint owner. The signature of one joint owner is on behalf of himself and as attorney in fact on behalf of each other joint owner by appointment. We hereby agree with each other, with the Trust and with Saturna Capital Corporation that all moneys now or hereafter invested in our account are and shall be owned as Joint Tenants with Right of Survivorship, and not as Tenants in Common.

IDENTIFICATION (attach photocopy)
Driver's License Number _________________________ State of Issuance _________________________ (You may also establish identity with a copy of passport or other government document)

The undersigned warrants(s) that I (we) have full authority to make this Application, am (are) of legal age, and have received and read a current Prospectus and agree to be bound by its terms. Unless this sentence is struck, I (we) certify, under penalties of perjury, that I (we) am not subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code. This application is not effective until it is received and accepted by the Trust.

_________________________		____________________________________________________
Date		Signature of Individual (or Custodian)
_________________________		____________________________________________________
Date		Signature of Joint Owner, if any

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AMANA MUTUAL FUNDS TRUST

ACCOUNTS
Open your account by sending a completed Application to the Trust, indicating your Fund selection. For convenience, you may have your account consolidated with others of your household or other group. We will appoint a representative, responsible to you for all questions on your account(s). Extra forms will be sent for certain accounts, such as IRA’s.

INVESTMENTS
Initial investments are at least $250, and are to be accompanied by an Application. Additional investments may be made for $25 or more at any time. There are no sales commissions or other charges. Purchases can be made on-line at www.amanafunds.com.

REDEMPTIONS
You may sell your shares any time. As with purchases, you may choose from several methods including telephone, written instructions, and checkwriting. You will be paid the market price for your shares on the day we receive your instructions, and there are no redemption fees or charges. If we receive your redemption request by one p.m. Pacific time, your check is normally mailed to you the same day. You may exchange shares from one fund to the other without charge. Redemption of new investments may be restricted for up to 14 calendar days to allow for bank clearing. Frequent trading is not allowed.

STATEMENTS
On the date of each transaction, you are mailed a confirmation, showing the details of the transaction and your account balance. At year-end and at selected points during the year we mail a statement showing all transactions for the period. Monthly consolidated statements are available upon request. Account histories are available on-line at www.amanafunds.com.

DIVIDENDS AND PRICES
The Income Fund pays income dividends twice annually, at the end of May and December. Most shareowners reinvest all dividends in additional shares. Fund prices are carried in major newspapers and quoted on electronic systems (symbols AMANX and AMAGX), available by calling 888/73-AMANA (732-6262), and accessible on the Internet at www.amanafunds.com.

FOR MORE INFORMATION
Please consult the applicable pages of this Prospectus for additional details on Amana Mutual Funds Trust and the services to its shareowners. You may also call 800-SATURNA (800-728-8762) with any questions, and visit Saturna Capital on the Internet: www.amanafunds.com.

PART B

STATEMENT OF ADDITIONAL INFORMATION

AMANA MUTUAL FUNDS TRUST

GROWTH FUND
INCOME FUND

1300 N. State Street
Bellingham, Washington 98225

360/594-9900
888/73-AMANA

STATEMENT OF ADDITIONAL INFORMATION

August 18, 2004

This Statement of Additional Information is not a Prospectus. It provides additional information concerning the Trust, the Income Fund and the Growth Fund that is not included in the Prospectus. It should be read in conjunction with the Prospectus. You may obtain a Prospectus dated August 18, 2004 and shareowner Annual and Semi-Annual reports without charge by writing to the address shown above, calling toll-free to the number shown above, and on the Internet at http://www.amanafunds.com.

TRUST HISTORY

Amana Mutual Funds Trust (the "Trust") was organized as an Indiana Business Trust on July 26, 1984. The Income Fund commenced operations on June 23, 1986. The Growth Fund began operations on February 3, 1994.

FUND DESCRIPTIONS, INVESTMENTS AND RISKS

Classification
Amana Mutual Funds Trust is designed to meet the needs of various investors, and the particular needs of Muslims by investing in accordance with Islamic principles. The Trust is open to any investor.

The Trust is technically known as an "open-end diversified management investment company." It is a "series trust" that presently offers two separate funds for investors: Growth Fund and Income Fund.

Investment Strategies and Risks
The Prospectus describes the investment strategies and risks of those strategies.

Fund Policies
The primary objective of the Growth Fund is long-term capital growth, consistent with Islamic principles. The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective. In accordance with Islamic principles, the Funds shall not make any investments that pay interest. The investment objective(s) of a Fund are fundamental, and cannot be changed without approval by vote of a majority of the outstanding shares of the Fund.

The Funds pursue these investment objectives by purchasing equity securities. While the Funds may purchase preferred stocks and engage in covered option writing, they currently do not do so.

The Funds may use short-term income producing investments to the extent the Board of Trustees and the consultant on Islamic principles agree that those investments are consistent with Islamic principles. Short-term investments are securities that mature or have a remaining maturity of twelve months or less from the date of purchase. The Adviser does not know of any short-term investments that meet Islamic requirements that are currently available in the United States. Most ordinary mutual funds use a variety of interest investments for short-term needs. Islamic principles prohibit the use of these interest-producing investments. If short-term Islamic investments become available in the future, the Funds have the power to use them.

In accordance with Islamic principles, the Funds shall not purchase bonds, debentures, or other interest paying obligations of indebtedness. The Funds may not make loans, lend portfolio securities, make short sales, borrow money, or purchase or sell options, except that they may sell covered call options and purchase call options for the purpose of terminating call options previously sold. These restrictions are fundamental policies and may not be changed without prior approval by vote of a majority of the outstanding shares of a Fund.

The Adviser selects investments in companies that to its knowledge do not violate the require-ments of the Islamic faith at the time of investment. To insure that investments meet the require-ments of the Islamic faith, the Adviser has a consulting agreement on Islamic issues with the Fiqh Council of North America (FCNA), a non-profit organization serving the Muslim community. Whenever the Adviser learns that a company whose stock is owned by a Fund has activities (through acquisition or otherwise) that it believes are not permitted by Islamic principles, the Adviser notifies the Board of Trustees. The Board determines whether the stock of that company should be divested by the Fund. Immediate divesting may have an adverse impact on the investment performance of a Fund. The following “non-fundamental” policies were established by the Trustees, and may be changed by them as allowed by law:

(i)	Each Fund has the power to use covered call options, as a method to increase the income received from common and preferred stocks owned by that Fund. The Funds may sell (write) covered call options and purchase call options to close out call options previously written. The Trustees currently have, by policy, suspended the use of call options.
(ii)	Each Fund has authority to invest up to 10% of its assets in foreign securities not traded publicly in the US. While the Funds may occasionally invest in such foreign securities, current policy limits such investments to 5% of fund assets
The Funds intend to invest only in foreign securities available for trading and settlement in the United States, primarily in American Depositary Receipts (ADRs) for foreign securities. These are certificates issued by United States banks, representing the right to receive securities of the foreign issuer deposited in that bank or a correspondent bank. The Adviser does not plan to invest Fund assets in foreign securities that are not traded and settled in the US.
(iii)	The Funds shall not purchase
securities on margin; "restricted securities" (those which are subject to legal or contractual restrictions on resale or are otherwise not readily marketable); or oil, gas or other mineral exploration leases and programs.
In addition, the Funds shall not

purchase real estate;

purchase real estate limited partnerships (excepting master limited partnerships that are publicly traded on a national security exchange or Nasdaq's National Market System);

purchase commodities or commodity contracts;

borrow, lend, or issue senior securities;

act as a securities underwriter;

purchase securities of any issuer in excess of 5% of the value of a Fund;

or purchase more than 10% of the outstanding voting securities of any issuer or concentrate their investments in a single industry beyond 25% of the total value of a Fund.

Also,

no Fund shall purchase or retain securities of any issuer if the officers or trustees of the Trust or its Adviser owning beneficially more than one half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer;

no Fund shall invest in the securities of other investment companies, except by purchase in the open market where no commission or profit results from the purchase other than the customary broker's commission or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition;

and no Fund shall invest more than 10% of its assets in the securities of issuers which together have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

(iv)	The Funds' investments in warrants, valued at the lower of cost or market, shall not exceed 5% of the value of a Fund's net assets. Included within that amount, but not to exceed 2% of the value of a Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.
(v)	The Trustees have also instructed that investments not be made in preferred stocks
(vi)	The Trustees have also instructed that the Funds should favor no-debt and low-debt companies.

Temporary Defensive Position
The Funds may use short-term income producing investments to the extent the Board of Trustees and the consultant on Islamic principles agree that those investments are consistent with Islamic principles. The Adviser does not know of any short-term investments that meet Islamic requirements that are currently available in the United States. Accordingly, assets are held in cash at the custodian when the Adviser implements a defensive position.

Portfolio Turnover
The Trust places no formal restrictions on portfolio turnover and will buy or sell investments according to the Adviser’s appraisal of the factors affecting the market and the economy. The portfolio turnover rate for the Income Fund for the fiscal years ended May 31, 2004 and 2003, was3% and 5%, respectively. The turnover rate for the Growth Fund for the fiscal years ended May 31, 2004 and 2003, was 13% and16%, respectively.

The Trustees have adopted a policy that seeks to minimize potential current income taxes paid by shareowners, where the basic strategies to be favored are (1) infrequent trading, (2) offset capital gains with losses and (3) sell highest-cost tax-lots first.

Disclosure of Portfolio Holdings
The Funds publish their portfolio holdings on the Internet after each month-end. They publish annual and semi-annual reports containing portfolio holdings. They file periodic reports with the SEC containing portfolio holdings, which may be published on the Internet. They may provide dealers, financial services and reporters with month-end portfolio holdings. The Funds do not disclose mid-month portfolio holdings. However, in occasional circumstances in which he deems it in the best interest of the Funds, the president may disclose portfolio information so long as the recipient agrees not to trade a Fund based on such information. Neither the Adviser, the Funds, nor any affiliated party shall receive any compensation or consideration in connection with the disclosure of portfolio holdings. Information about open trades, strategies, and investment programs is proprietary information of the Adviser and kept confidential.

In view of these Fund policies, it is unlikely that a conflict of interest between the interests of the Funds, the Adviser or any affiliated person of the Funds or the adviser may arise. However, should the president become aware that a potential conflict of interest may exist in connection with portfolio disclosures, he will promptly consult with the Board chairman with regard to action to be taken. Periodically the president will report to the Board any mid-month portfolio holdings disclosures.

MANAGEMENT OF THE TRUST

Board of Trustees
A Board of four Trustees manages the Trust: Nicholas Kaiser, Talat M. Othman, Samir I. Salah, and Iqbal Unus. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers, determine the amount of any dividend or capital gain distribution and serve on any committees of the Trust.

Management Information
The Trustees and officers are:

(1)	(2)	(3)	(4)	(4)
Name, Address and Age	Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Dollar Range of Securities in the Funds of the Trust at Dec. 31, 2003	Dollar Range of Equity Securities in all Saturna Funds
INDEPENDENT TRUSTEES
Talat M. Othman 3432 Monitor Lane Long Grove, IL 60047 Age: 68	Chairman, Inependent Trustee since 2001; Two	Chairman, Grove Financial, Inc. (financial services)	Income: $1-$10,000	$10,001-$10,000
Samir I. Salah 501 Merlins Lane Herndon, VA 20170 Age: 66	Independent Trustee since 2001; Two	President, Piedmont Management Services, Inc. (accounting services)	Growth: $1-$10,000	$1-$10,000
Iqbal Unus, Ph.D 500 Grove Street Herndon, VA 20170 Age: 60	Independent Trustee since 1986; Two	Director, The International Islamic Forum for Science, Technology & Human Resources Development	Income: $50,001-$100,000 Growth: $50,001-$100,000	over $100,000
INTERESTED TRUSTEES
Nicholas F. Kaiser*, MBA 1300 N. State Street Bellingham, WA 98225 Age: 58	President and Trustee since 1989; Seven	President, Saturna Capital Corporation (the Trust's investment adviser) President, Saturna Brokerage Services, Inc.(the Trust's distributor)	Income: $10,001-$50,000 Growth: $50,001-$100,000	over $100,000
OFFICERS WHO ARE NOT TRUSTEES
Monem A. Salam* 1300 N. State Street Bellingham, WA 98225 Age: 32	Vice President since 2003
Director of Islamic Investing, Saturna Capital Corporation (the Trust's investment adviser) [since 2003]
Registered Representative, Morgan Stanley [1999-2003]
Chief Investment Officer, International Trading Group & Associates [1995-1999]
			Growth: $1-$10,000	$1-$10,000
Ethel B. Bartolome* 1300 N. State Street Bellingham WA 98225 Age: 32	Secretary since 2003	Corporate Administrator, Saturna Capital Corporation (the Trus'ts investment adviser) [since 2000] Administrator, Cytel Corporation (biotechnology) [1994-1999	Growth: $1-$10,000	$1-$10,000
Clifford J. Alexander, Esq. 1800 Massachusetts Ave., NW Washington, DC 20036 Age: 61	Assistant Secretary since 2000	Partner, Kirkpatrick & Lockhart LLP (the Trust's counsel)	none	none
Christopher R. Fankhauser* 1300 N. State Street Bellingham, WA 98225 Age: 32	Treasurer since 2002	Operations Manger, Saturna Capital Corporation (the Trust's investment adviser)	Income: $1-$10,000 Growth: $1-$10,000	$10,0001-$50,000
James D. Winship 1300 N. State Street Bellingham, WA 98225 Age: 56	Chief Compliance Officer since 2004	Attorney Adjunct Professor, University of Washington and Seattle Pacific University [1999-2003]	none	none
*Mr. Kaiser, Mr. Salam, Mr. Fankhauser, Mr. Alexander, mr. Winship and Ms. Bartolome are "interested person" of the Trust as defined in the Investment Company Act of 1940.

The Board has authority to establish an Executive Committee with the power to act on behalf of the Board between meetings and to exercise all powers of the Trustees in the management of the Trust. No Executive Committee has been established at this time. An audit committee, consisting of Independent Trustees Salah, Othman and Unus, held one meeting during the fiscal year. A marketing committee, consisting of Independent Trustees Othman and Unus, did not meet during the fiscal year. A nominating committee, consisting of Independent Trustees Othman and Unus, did not meet during the fiscal year.

A nominating committee, consisting of Independent Trustees Unus and Othman, held one meeting during the fiscal year. Shreowners wishing to recommend nominees may do so by sending written information to Dr. Unus at his address given above.

The Trustees renewed the Funds’ contracts for investment advisory and administrative services with Saturna Capital Corporation on August 29, 2003. Material factors considered, upon which favorable conclusions were reached, included: (1)the broad nature and quality of services provided; (2)the cost to Saturna Capital in providing its services and its profitability; (3)whether Amana and its shareowners benefit from any economies of scale; (4)whether Saturna Capital receives fall-out benefits that should be taken into consideration, such as the discount brokerage allocated to Saturna Brokerage Services; and (5)the fees paid by comparable investment companies. The Trustees do not manage the Fund’s portfolios, but review Saturna Capital’s investment results and month-end portfolios at each meeting.

Compensation

Their respective employers pay the salaries of officers of the Trust, not the Trust. The Trustees are paid no compensation or fees by the Trust, other than reimbursement of travel expense. For the fiscal year ended May 31, 2004, no Trustees' expenses, nor any pension or retirement benefits, were incurred.

Code of Ethics

The Trust, its investment adviser Saturna Capital Corporation, and its principal underwriter Saturna Brokerage Services, have adopted a common Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204a1 of the Investment Advisers Act. The Code permits personnel subject to the Code (as defined in the Code) to invest in securities, including common stocks and mutual funds. To prevent conflicts of interest, the Code includes restrictions on the investing in common stocks that may be purchased by the Funds. A copy of the Code is available without charge by contacting the Trust or Saturna Capital Corporation.

Proxy Voting Policies

The proxy voting guidelines below summarize Saturna Capital’s positions on various issues of concern to investors, and give a general indication of how portfolio securities held in advisory accounts, such as the Funds, will be voted on proposals dealing with particular issues.

The proxy voting guidelines are just that — guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the advisor may not vote in strict adherence to these guidelines. Regardless of these guidelines, the advisor will always attempt to vote consistent with specific investment objectives and policies of the Funds.

Saturna Capital’s investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders. Voting proxies is a responsibility of a Fund’s portfolio manager.

These guidelines are reviewed and approved annually by the Trustees. The portfolio manager will refer all issues where there could be a conflict of interest (e.g., a familial or business relationship with company management) or uncertainty of direction to the Trustees for resolution. Disclosure of the proxy voting record is a responsibility of the Trust’s secretary. Information is filed on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling Saturna Capital at 800-SATURNA; (2) through the Trust’s website at http://www.amanafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

By the following general categories, absent special circumstances, proxies will be voted:

• Governance

For proposals calling for a majority of the directors to be independent of management.
For proposals seeking to increase the independence of board nominating, audit, and compensation committees.
In accordance with the recommendation of the company's board of directors on all shareholder proposals, except it will vote for shareholder proposals that are consistent with these proxy voting guidelines.
For the election of the company's nominees for director, except it will withhold votes for nominees it considers insufficiently committed or competent.
Against proposals to elect directors on a staggered schedule.

• Business Transactions

On a case-by-case basis on board-approved proposals to effect acquisitions, mergers, reincorporations, reorganizations, and other transactions.
Against proposals to adopt anti-takeover measures.
On a case-by-case basis on proposals to amend a company's charter or bylaws.
Against authorization to transact other unidentified, substantive business at the meeting.

• Capitalization

On a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except it will normally vote:
For proposals relating to the authorization of additional common stock.
For proposals to effect stock splits.
For proposals authorizing share repurchase programs.

• Executive Compensation

On a case-by-case basis on board-approved proposals relating to executive compensation.
For compensation programs that relate executive compensation to a company's long-term performance.
For stock option plans unless they could result in massive dilution or have other provisions clearly not in the interest of existing shareholders.

PRINCIPAL HOLDERS OF SECURITIES

As of August 2, 2004, the principal holders of record (those with more than 5% of the outstanding shares) of securities of Amana Income Fund were:

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York NY 10281	88,166	6.10%

As of August 2, 2004, the principal holders (those with more than 5% of the outstanding shares) of securities of Amana Growth Fund were:

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York NY 10281	310,239	11.56%

As of August 2, 2004, officers and trustees (plus affiliated family members and entities), as a group, owned 1.65% and 0.43% of the outstanding shares of the Income Fund and Growth Fund, respectively.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Administrator
Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225 is the Investment Adviser and Administrator (the “Adviser”) for the Trust. Saturna Capital is also the Trust’s shareowner servicing agent. Mr. Nicholas Kaiser, by his ownership of the majority of its voting stock, is the controlling person of the Adviser. Mr. Kaiser is also a Trustee and President of Amana Mutual Funds Trust, and the principal portfolio manager of both the Growth Fund and the Income Fund.

Islamic Consultant
The Fiqh Council of North America (FCNA), 750-A Miller Drive SE, Leesburg, Virginia 20176, acts as the religious consultant to Saturna Capital regarding issues of Islamic principles relating to the Funds under a sub-advisory agreement with the Adviser.

FCNA is a non-profit organization, incorporated in 1986, for the purpose of advising and educating its members and officials on matters related to the application of Shari’ah in their individual and collective lives in the North American environment. The Board of scholars include Dr. Taha Jabir Alalwani (as chairman), Dr. M. Nur Abdullah, Dr. Gamal Badawi, Dr. Ihsan Bagby, Dr. M. Adam El-Sheikh, Dr. Nazih Hammad, Shaykh Muhammad Hanooti, Dr. Abd Al Hakim Jackson, Dr. Mukhtar Al Maghrawi, Dr. Akbar Muhammad, and Dr. Muzammil Siddiqui. The Fiqh Council is a body of qualified Islamic scholars who live in the United States or Canada. They regularly receive numerous inquiries from Muslims all over the continent and respond to them with studied opinions on issues of concern. The Council meets in face-to-face meetings as necessary, and more frequently via telephone conferences. Its members speak at various Muslim conferences and address issues of concern to Muslims in North America.

Advisory Fee
Each Fund pays the Adviser an advisory and administration fee of 0.95% annually of average daily net assets. The Adviser, at its own expense and without additional cost to the Funds, furnishes office space, office facilities and equipment, personnel (including executive officers) and clerical and bookkeeping services required to conduct the Funds’ business. Also from the advisory fee, FCNA is paid for consulting services an annual fee of 0.10% of the average daily net asset value of each Fund. Also from the advisory fee, for part of the year the Islamic Society of North America (ISNA) was paid for membership consulting services an fee of 0.10% of the average daily net assets of each Fund.

For the fiscal years ended May 31, 2004, 2003, and 2002, Saturna Capital was paid $211,843, $170,737, and $205,600, respectively, as the Income Fund’s investment adviser and administrator. Similarly, for the fiscal years ended May 31, 2004, 2003, and 2002, Saturna Capital was paid $267,770, $186,361, and $231,948, respectively, as the Growth Fund’s investment adviser and administrator. For the year ended May 2004, Saturna Capital Corporation paid the Fiqh Council of North America as its consultant $56,504.

The advisory agreements also provide in the event that the total expenses of either Fund (excluding taxes, commissions and extraordinary items) for any fiscal year exceed 2% of average daily net assets, the Fund shall be reimbursed for such excess. No reimbursements have been required.

Under its respective investment advisory agreement each Fund pays its own taxes, brokerage commissions, any trustees’ fees (currently none), legal and auditing fees, insurance premiums, custodian, transfer agent, registrar and dividend disbursing agent fees, expenses incurred in complying with state and federal laws regulating the issue and sale of its shares, and mailing printing costs for prospectuses, reports and notices to shareowners.

Shareowner Services
Under a separate service agreement, Saturna Capital also provides shareowner services as the transfer agent and dividend-paying agent for the Funds. As transfer agent, Saturna furnishes to each shareowner a statement after each transaction, an historical statement at the end of each year showing all transactions during the year, and Form 1099 and Form 1042 tax forms. Saturna also, on behalf of the Funds, responds to shareowners’ questions or correspondence. Further, the transfer agent regularly furnishes the Funds with current shareowner lists and information necessary to keep the shares in balance with the Funds’ records. The transfer agent protects the privacy of shareowner information, but provides shareowner information to regulators and other parties with legal rights to such information. The transfer agent performs the mailing of all financial statements, notices and prospectuses to shareowners. The transfer agent maintains records of contributions, disbursements and assets as required for IRAs and other IRS-qualified retirement accounts. The transfer agent makes year-end zakah computations for shareowners requesting this service. The transfer agent is paid a monthly fee of $1.65 per active account. For the fiscal years ended May 31, 2004, 2003, and 2002, Saturna Capital was paid $48,894, $49,125, and $42,000, respectively, as the Income Fund’s sharowner servicing agent. Similarly, for the fiscal years ended May 31, 2004, 2003, and 2002, Saturna Capital was paid $72,825, $70,011, and $57,400, respectively, as the Growth Fund’s shareowner servicing agent.

Custodian
National City Bank, Indiana, of Indianapolis, One Merchants Plaza, Indianapolis, Indiana 46255 is the custodian of the Funds. As custodian for the Funds, the bank holds in custody all securities and cash, settles for all securities transactions, receives money from sale of shares and on order of the Funds pays the authorized expenses of the Funds. When investors redeem Fund shares, the proceeds are paid to the shareowner from an account at the custodian bank.

Independent Accountants
Tait, Weller and Baker, 1818 Market Street, Suite 2400, Philadelphia, PA 19103 are the independent accountants for the Trust and the Funds. The accountants conduct an annual audit of the Funds as of May 31 each year. With pre-approval of the Trustees, they may provide related services such as preparing Fund tax returns, auditing the adviser and affiliates, and assisting the Adviser in any accounting matters throughout the year.

Principal Underwriter
The Adviser’s wholly-owned subsidiary, Saturna Brokerage Services, Inc., 1300 N. State Street, Bellingham WA 98225 is a discount brokerage firm and acts as distributor for the Trust under a Rule 12b-1 distribution plan. Mr. Nicholas Kaiser, an affiliated person of the Trust, is President of Saturna Brokerage Services, Inc.

BROKERAGE ALLOCATION

The placing of purchase and sale orders as well as the negotiation of commissions is performed by the Adviser and is reviewed by the Board of Trustees. The Adviser may make allocation of brokerage to any broker in return for research or services and for selling shares of any fund of Amana Mutual Funds Trust. Brokers may provide research or statistical material to the Adviser, but this information is only supplemental to the research and other statistics and material accumulated and maintained through the Adviser’s own efforts. Any such supplemental information may or may not be of value or used in making investment decisions for the Trust or any other account serviced by the Adviser. Research services provided by brokers through which the Trust effects securities transactions may be used by the Trust’s investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Trust.

The primary consideration in effecting securities transactions for the Trust is to obtain the best price and execution which in the judgment of the Adviser is attainable at the time and which would bring the best net overall economic result to a Fund. Factors taken into account in the selection of brokers include the price of the security, commissions paid on the transaction, the efficiency and cooperation with which the transaction is effected, the expediency of making settlement and the financial strength and stability of the broker. The Adviser may negotiate commissions at a rate in excess of the amount another broker would have charged if it determines in good faith that the overall net economic result is favorable to the Fund, and is not required to execute trades in “over-the-counter” securities with primary market-makers if similar terms are available elsewhere. The Adviser evaluates whether brokerage commissions are reasonable based upon available information about the general level of commissions paid by similar mutual funds for comparable services.

When consistent with best execution, brokerage is generally directed to Saturna Brokerage Service, Inc., a wholly owned subsidiary of the adviser, which is qualified as a broker-dealer to engage in a general brokerage business. Consideration is given by the Trust to the unpaid services of Saturna Brokerage Services, Inc. as the Trust’s principal underwriter. For the fiscal years ended May 31, 2004, 2003, and 2002, the Income Fund paid Saturna Brokerage $1,976, $7,490, and $6,876, respectively, in commissions. For the fiscal years ended May 31, 2004, 2003, and 2002, Growth Fund paid Saturna Brokerage a total of $13,157, $14,843, and $6,492, respectively, in commissions. For the fiscal year ended May 31, 2004, Income Fund paid 100% of its aggregate brokerage commissions to Saturna Brokerage, and the Fund effected 100% of its aggregate dollar amount of transactions involving the payment of commissions through Saturna Brokerage. Also for the fiscal year ended May 31, 2004, Growth Fund paid 100% of its aggregate brokerage commissions to Saturna Brokerage, and the Fund effected 100% of its aggregate dollar amount of transactions involving the payment of commissions through Saturna Brokerage. The Trustees review brokerage activity in detail at each regular meeting. Meetings are held on a quarterly schedule.

CAPITAL STOCK

Each Fund of Amana Mutual Funds Trust is divided into shares of beneficial interest. The shares of each separate Fund of the Trust have equal voting rights. All shares are fully paid, non-assessable, transferable and with rights of redemption, and are not subject to preemptive rights. The Trust is not required to hold annual shareowner meetings. However, special meetings may be called for such purposes as electing or removing Trustees, changing fundamental policies, or voting on approval of an advisory contract. On issues relating solely to a single Fund, only the shareowners of that Fund are entitled to vote. All dividends and distributions for each Fund shall be distributed to shareowners in proportion to the number of shares owned.

PURCHASE, REDEMPTION AND PRICING OF SHARES

See How to Buy Shares, How to Redeem Shares and Pricing of Fund Shares in the Prospectus for an explanation about the ways to purchase or redeem shares. Both purchases and redemptions are made at net asset value per share.

In addition to normal purchases or redemptions, the shares of the Funds may be exchanged for shares of other funds of Amana Mutual Funds Trust. Exchanges will be made at no charge upon written request or by telephone if the shareowner has previously authorized telephone privileges on the application. A gain or loss for federal tax purposes will be realized upon redemption of any shares for the purposes of an exchange as described above.

Price (net asset value) per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares outstanding. The daily price is determined for each Fund as of the close of trading on the New York Stock Exchange (generally 4 p.m. New York time) on each day the Exchange is open for trading. The Exchange is generally closed on: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day (observance), Labor Day, Thanksgiving Day and Christmas Holiday. See the balance sheet in the Annual Report or Semi-Annual Report for a specimen sheet showing how the Funds calculate net asset value, which is the price used for both purchase and redemption of shares.

The Funds do not permit frequent trading in fund shares.

TAXATION OF THE TRUST

The Trust is organized as a “series” investment company. Each Fund of the Trust is a separate economic entity with separate assets and liabilities and separate income streams. The shareowners of each separate Fund may look only to that fund for income, capital gain or loss, redemption, liquidation, or termination. Each Fund has separate arrangements with the Adviser. Assets of each Fund are segregated. The creditors and shareowners of each Fund are limited to the assets of that fund for recovery of charges, expenses and liabilities. Each Fund of the Trust conducts separate voting on issues relating solely to that fund, except as required by the Investment Company Act. The tax status and tax consequences to shareowners of each Fund differ, depending upon the investment objectives, operations, income, gain or loss, and distributions from each Fund.

Each Fund intends to distribute to shareowners substantially all of its net investment income and net realized capital gains, if any, and to comply, as they have since inception, with the provisions of the Internal Revenue Code applicable to regulated investment companies (Subchapter M), which relieve mutual funds of federal income taxes on the amounts so distributed.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareowners and (b) the shareowners would treat all those distributions, including distributions of net capital gain as ordinary income dividends to the extent of Fund’s earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for regulated investment company treatment.

If shareowners do not furnish the transfer agent with a valid Social Security or Tax Identification Number and in certain other circumstances, the transfer agent is required to withhold 30% of income. Dividends and capital gains distributions to shareowners who are nonresident aliens may be subject to a 30% United States foreign withholding tax under the existing provisions of the code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. If the IRS determines that the Trust should be fined or penalized for inaccurate or missing or otherwise inadequate reporting of a Tax Identification Number, the amount of the IRS fee or penalty will be directly assessed to the shareowner account involved.

UNDERWRITERS

Effective August 13, 2001, the Trust entered into a distribution agreement with Saturna Brokerage Services, Inc. (“Distributor’), a broker-dealer registered under the Securities Exchange Act of 1934, pursuant to which Distributor acts as principal underwriter of Fund shares for sale to the public. The Distributor is a member of the National Association of Securities Dealers and a wholly-owned subsidiary of Saturna Capital Corporation. All employees of the Distributor are also employees of the Adviser. The distribution plan contemplates that the Funds shall reimburse the Distributor monthly at a rate of up to 0.25% annually of their average daily net assets to finance the distribution of Fund shares and to furnish services to shareowners. For the fiscal years ended May 31, 2004, 2003, and 2002, Saturna Brokerage Services was paid $45,812, $39,743, and $25,541, respectively, as the Income Fund’s underwriter under the distribution plan. Similarly, for the fiscal years ended May 31, 2004, 2003, and 2002, Saturna Brokerage Services was paid $57,781, $43,432, and $28,615, respectively, as the Growth Fund’s underwriter.

PERFORMANCE DATA

Average annual Total Return and Current Yield information may be useful to investors in reviewing a Fund’s performance. However, certain factors should be taken into account before using the information as a basis for comparison with alternative investments. Additional calculations are made to illustrate possible taxes payable on distributions and sale of shares. The performance for any given past period is not an indication of future rates of return or yield on its shares.

Annual Average Total Return (before taxes) for the Income Fund for one year from May 31, 2003 through May 31, 2004 was 17.99%. Average annual total return for the five years ended May 31, 2004 was 0.54%. Average annual total return for the ten years ended May 31, 2004 was 7.96%. Total Return for Growth Fund for the one year from May 31, 2003 through May 31, 2004 was 23.28%. Its average annual total return for the five years ended May 31, 2004 was 5.34%. The average annual total return for the ten years ended May 31, 2004 was 11.16%.

Average annual Total Return (before taxes) quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeemable value according to the following formula:

P (l + T)n = ERV

Where	P = a hypothetical initial Payment of $1,000
T = average annual Total return
n = number of years
ERV = Ending Redeemable Value of the $1,000 payment made at the beginning of the period.

To solve for average Total Return, the formula is as follows:

T = ( ERV/P)1/n - 1

Average Annual Total Return (after taxes on distributions) for the Income Fund for one year from May 31, 2003 through May 31, 2004 was 17.71%. Average annual total return for the five years ended May 31, 2004 was -0.62%. Average annual total return for the ten years ended May 31, 2004 was 6.56%. Total Return for Growth Fund (after taxes on distributions) for the one year from May 31, 2003 through May 31, 2004 was 23.28%. Its average annual total return (after taxes on distributions) for the five years ended May 31, 2004 was 5.16%. The average annual total return from February 3, 1994 (commencement of operations) through May 31, 2004 was 9.89%.

Average annual Total Return (after taxes on distributions) quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeemable value according to the following formula:

P (l + T)n = ATVD

Where	p = a hypothetical initial Payment of $1,000
T = average annual Total return (after taxes on distributions)
n = number of years
ATVD= Ending Value of the hypothetical $1,000 payment made at the beginning of the period after taxes on fund distributions but not after taxes on redemption

Average Annual Total Return (after taxes on distributions and redemption) for the Income Fund for one year from May 31, 2003 through May 31, 2004 was 12.05%. Average annual total return for the five years ended May 31, 2004 was -0.36%. Average annual total return for the ten years ended May 31, 2004 was 5.77%. Total Return for Growth Fund (after taxes on distributions and redemption) for the one year from May 31, 2003 through May 31, 2004 was 15.13%. Its average annual total return for the five years ended May 31, 2004 was 5.15%. The average annual total return (after taxes on distributions and redemption) from February 3, 1994 (commencement of operations) through May 31, 2004 was 9.86%.

Average annual Total Return (after taxes on distributions) quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeemable value according to the following formula:

P (l + T)n = ATVDR

Where	p = a hypothetical initial Payment of $1,000
T = average annual Total return (after taxes on distributions and redemptions)
n = number of years
ATVDR= Ending Value of the hypothetical $1,000 payment made at the beginning of the period after taxes on fund distributions and redemption

Current Yield is computed by dividing the net investment income, as defined by the Securities and Exchange Commission, over a rolling 30 day period for which the yield is presented by the average number of shares eligible to receive dividends for the period over the maximum offering price per share on the last day of the period, and annualize the results. The formula used is:

Yield = 2[( a-b/cd +1)6 -1]

Where	a = dividends accrued during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the price per share on the last day of the period

The Funds have no interest income. For the purpose of computing yield, they recognize dividend income by accruing 1/360 of the stated annual dividend rate of the security each day in the last 30 days that the security is in the portfolio. The current yield on the Income Fund and the Growth Fund for the 30 day period ending May 31, 2004 was 1.55% and 0%, respectively.

FINANCIAL STATEMENTS

The most recent audited annual report accompanies this Statement of Additional Information.

There is incorporated into this Registration Statement the following financial information in the Annual Report to shareowners for the fiscal year ended May 31, 2004. Filed as Exhibit A hereto:

Report of Tait, Weller & Baker, Independent Accountants. Statement of Assets and Liabilities as of May 31, 2004.
Financial Highlights - years ended May 31, 2004, 2003, 2002, 2001, and 2000.
Statement of Operations - Year ended May 31, 2004.
Statements of Changes in Net Assets - years ended May 31, 2004, and 2003.
Investments - as of May 31, 2004.
Notes to Financial Statements.

PART C

OTHER INFORMATION

Exhibits

Exhibits included with this filing:
Items marked with an asterisk (*) are incorporated by reference from exhibits previously filed with the Registration Statement for Amana Mutual Funds Trust and amendments thereto.
(a)*

Articles of Incorporation.
(1) Agreement and Declaration of Trust of Amana Mutual Funds Trust, filed July 26, 1984 with Secretary of State of Indiana. Incorporated by Reference. Filed as Exhibit No. 1 to initial filing of Form N-8A and Form N-1A on April 4, 1985. File Nos. 811-4276 and 2-96924.

(2) Resolution of the Board of Amana Mutual Funds Trust creating series Amana Growth Fund. Incorporated by Reference. Filed as Exhibit 1-2 to Post-Effective Amendment No. 10 to Registration Statement on Form N-1A filed December 3, 1993.

(b)*	By-laws. Bylaws of Amana Mutual Funds Trust. Incorporated by Reference. Filed as Exhibit No. 2 to initial filing of Form N-8A and Form N-1A on April 4, 1985. File Nos. 811-4276 and 2-96924.
(c)*	Instruments Defining Rights of Security Holders. Included in (a) and (b).
(d)*
Investment Advisory Contracts
(1) Agreement for Investment Advisory and administrative Services for the Income Fund of Amana Mutual Funds Trust, effective December 28, 1989, between the Fund and Saturna Capital Corporation. Filed as Exhibit A to filing of Proxy Statement dated November 30, 1989. File Nos. 8114276 and 2-96924.

(2) Agreement for Investment Advisory and Administrative Services for the Growth Fund of Amana Mutual Funds Trust, between the Trust and Saturna Capital Corporation dated December 3, 1993. Incorporated by reference. Filed as Exhibit 5-2 to Post-Effective Amendment No. 11 to Registration Statement on Form N-1A filed August 5, 1994.

(e)*	Consulting Agreement, effective January 1, 2000 between Saturna Capital Corporation and Fiqh Council of North America.
(f) *	Underwriting Contracts. Distribution Agreement. Filed as Exhibit 10.a. to Form N-1A filed August 2001.
(g)*	Bonus or Profit Sharing Contracts. Not applicable.
(h)*
Custodian Agreements
(a) Custodian Agreement between Income Fund of Amana Mutual Funds Trust and National City Bank, Indiana effective October 22, 1993, incorporated by reference. Filed as Exhibit 8-1 to Post-Effective Amendment No. 10 to Registration Statement on Form N-1A filed December 3, 1993.

(i)*	(b) Custodian Agreement between Growth Fund of Amana Mutual Funds Trust and National City Bank, Indiana, dated December 3, 1993, incorporated by reference. Filed as Exhibit 8-2 to Post-Effective Amendment No 11 to Registration Statement on Form N-1A filed August 5, 1994.
(j)*
Other Material Contracts
Agreement for Transfer Agent and Dividend Disbursement Agent Services for the Amana Mutual Funds Trust between the Trust and Saturna Capital Corporation dated September 1, 1990. Incorporated by Reference. Filed as Exhibit No. 9 to filing of Amendment No. 6 of Form N-1A in September, 1990.

(k)	Legal opinions. Consent of Legal Counsel dated August 16, 2004 (see Documents).
(l)	Other opinions. (a) Accountant's Consents dated August 18, 2004 (see Documents)
(b) Copies of Powers of Attorney dated June 16, 2004 (see Documents).
(m)	Omitted Financial Statements. Not applicable.
(n)*	Initial Capital Agreements. Form of Subscription Agreement and Investment Letter. Incorporated by Reference. Filed as Exhibit 13-1 to Post-Effective Amendment No. 10 to Registration Statement on Form N-1A filed December 3, 1993.
(o)*	Rule 12(b)-1 Plan. Distribution Plan Amana Mutual Funds Trust pursuant to Rule 12b-1 (effective August 13, 2001). Filed as Exhibit 10.b. on Form N-1A in July, 2002.
(p)	Rule 18f-3 Plan. Not applicable.
(q)	Code of Ethics. Code of Ethics dated August 2004 (see Documents).

Persons Controlled by or Under Common Control with Registrant
No person or persons are directly or indirectly controlled by or under common control with the Registrant.

Indemnification

There is no provision for indemnification of the officers and trustees of the Trust except as provided by Article III, Section 3.18, and Article V, Section 5.3 of the Agreement and Declaration of Trust of Amana Mutual Funds Trust, which provisions are set forth below:

ARTICLE III

SECTION 3.18. Indemnification

In addition to the mandatory indemnification provided for in Article V hereof, the Trustees shall have power to the extent permitted by law to indemnify or enter into agreements with any person with whom the Trust or its Portfolios has dealings, including, without limitation, any investment adviser or subadviser, including the Adviser, to such extent as the Trustees shall determine.

ARTICLE V

SECTION 5.3. Indemnification

Any person (and his heirs, executors and administrators) shall be indemnified by the Trust against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a trustee, officer or employee of the Trust, or of another corporation if the Trust requested him to serve as such, except in relation to any actions, suits or proceedings in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves such person of liability to the Trust or its shareowners for willful misfeasance, bad faith, gross negligence and reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each such person (and his heirs, executors and administrators) shall be indemnified by the Trust against payments made, including reasonable costs and attorneys' fees, provided that such indemnity shall be conditioned upon the prior determination made by a written opinion of independent counsel that such person has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by independent counsel, and the payments of amounts by the Trust on the basis thereof, shall not prevent a shareowner from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the Trust or its shareowners by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnification shall not be exclusive of any other rights to which such persons may be entitled according to law.

Undertaking as to Indemnification Provisions

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Business and Other Connections of Investment Adviser

The answer to this item is fully disclosed in Part A and Part B of the Form N-1A.

Principal Underwriters

Effective August 13, 2001, the Trust entered into a distribution agreement with Investors National Corporation ("Distributor"), a broker-dealer registered under the Securities Exchange Act of 1934, pursuant to which Distributor acts as principal underwriter of shares of the funds of the Trust for sale to the public. The Distributor is a member of the National Association of Securities Dealers and a wholly-owned subsidiary of Saturna Capital Corporation. All employees of the Distributor are also employees of the Adviser. The distribution plan contemplates that the funds of the Trust shall reimburse the Distributor monthly at a rate of up to 0.25% annually of the average daily net assets of each fund to finance the distribution of shares of each fund and to furnish services to shareowners. No payments for distribution were made prior to the effective date of this plan.

Saturna Brokderage Services, Inc. also acts as underwriter for the 5 portfolios of the Saturna Investment Trust (without compensation).

Location of Accounts and Records

With the exception of those records maintained by the Custodian, National City Bank, Indiana, 101 W. Washington Street, Indianapolis, Indiana, 46255, all records of the Trust are physically in the possession of the Trust and maintained at the offices of Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225.

Management Services

There are no management-related contracts in which service is provided to the Trust other than those discussed in Parts A and B of this Form N-1A.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust has duly caused this registration statement to be duly signed on its behalf by the undersigned, duly authorized, in the City of Bellingham, State of Washington, on the18th day of August, 2004.

AMANA MUTUAL FUNDS TRUST

By /s/ Nicholas F. Kaiser
Nicholas F. Kaiser,
President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Nicholas F. Kaiser Nicholas F. Kaiser	President;Trustee (Principal Executive Officer)	August 18, 2004
/s/ Christopher R. Fankhauser Christopher R. Fankhauser	Treasurer (Principal Financial Officer)	August 18, 2004
** Iqbal Unus ** Samir Salah ** Talat Othman	Other Trustees	August 18, 2004
**By /s/ Nicholas F. Kaiser Nicholas F. Kaiser, Attorney-in-fact